INFORMATION STATEMENT
                           ---------------------------

                                   SPIN-OFF OF
                              SECURE NETWERKS INC.

                            THROUGH THE DISTRIBUTION
                                       BY
                                SPORTSNUTS, INC.
                              OF 500,000 SHARES OF
                          SECURE NETWERKS COMMON STOCK
                                       TO
                         SPORTSNUTS COMMON STOCKHOLDERS

     We are sending you this Information Statement because we are spinning off our subsidiary, Secure Netwerks Inc., to the holders of our common stock. We are effecting this spin-off by distributing one (1) share of Secure Netwerks common stock for each Two Hundred Twenty-Two and 64/100 (222.64) shares of SportsNuts outstanding (or such greater number of SportsNuts shares as may be effected by the exercise of common stock purchase options under the existing SportsNuts, Inc. 2000 Stock Option Plan between now and March 1, 2007), amounting to 500,000 shares of Secure Netwerks common stock in total. We will not issue fractional shares. The distribution of Secure Netwerks shares will be made to holders of shares of SportsNuts common stock that are issued and outstanding as of 5:00 p.m. Mountain Time on March 1, 2007.

     Secure Netwerks is a computer and technology hardware reseller to businesses and other organizations. Most of our clients are small and medium sized organizations, although we do attempt to market our products and services to larger organizations. We also outsource technology-related services to provide a full solution basket of technology products and services including hardware, software, network development and services. Our clients consist of some retail purchasers and small to medium-sized organizations, operating mostly in North America, but do have occasional clients in Europe. Our website is located at www.securenetwerks .com.

     Following this spin-off, we will no longer own any shares of Secure Netwerks and Secure Netwerks will be an independent company. Secure Netwerks will thereafter file, through a broker dealer, an application with the National Association of Securities Dealers to have its shares traded on the NASD over-the-counter bulletin board. No vote of SportsNuts stockholders is required in connection with the Secure Netwerks spin-off. Therefore, you are not required to take any action. We are sending you this Information Statement, which contains additional information about the terms of the spin-off, Secure Netwerks, and Secure Netwerks common stock, for your information only. If you would like more information, please call the main office for SportsNuts at (801) 816-2510.

         Neither the Securities and Exchange Commission nor any state securities regulators have approved the Secure Netwerks common stock to be issued to you pursuant to this spin-off or determined if this Information Statement is accurate or adequate. Any representation to the contrary is a criminal offense. The date of this Information Statement is January 19, 2007.

                                SPORTSNUTS, INC.
                      10757 S. RIVER FRONT PKWY, SUITE 125
                            SOUTH JORDAN, UTAH 84095
                                 (801) 816-2510
                               FAX: (801) 816-2599




                                January 19, 2007


Dear SportsNuts Stockholder:

     We are pleased to send you this Information Statement about our spin-off of Secure Netwerks Inc. The Information Statement provides you with important information concerning:

     o the income tax treatment of the Secure Netwerks shares you will receive;

     o    how we determined the number of shares you will receive;

     o    the background and business of Secure Netwerks, and

     o    how you can obtain additional information about these matters.


     We believe that the spin-off will benefit SportsNuts, Secure Netwerks and you, our stockholders. We also believe that both SportsNuts and Secure Netwerks will each become stronger and more competitive as a result of the separation. Thank you for your investment in SportsNuts.


                                            Sincerely,



                                            /s/ Kenneth I. Denos
                                            --------------------
                                            Kenneth I. Denos
                                            Chairman and Chief Executive Officer
                                            SportsNuts, Inc.

                         INFORMATION ABOUT THE SPIN-OFF
                               OF SECURE NETWERKS



THE SPIN-OFF

     On January 19, 2007, the SportsNuts board of directors approved the spin-off of Secure Netwerks to holders of SportsNuts' common stock. To effect this spin-off, the SportsNuts board announced a distribution to holders of SportsNuts common stock consisting of 500,000 shares of Secure Netwerks common stock owned by SportsNuts. These shares represent all of the outstanding shares of Secure Netwerks common stock. The distribution will be made at 5:00 p.m., Mountain time, on March 1, 2007, in the amount of one (1) share of Secure Netwerks common stock for each 242.64 shares outstanding of SportsNuts common stock (or such greater number of SportsNuts shares due to the possible exercise of common stock purchase options under the SportsNuts, Inc. 2000 Stock Option
Plan) as described below.

     You will not be required to pay any cash or other consideration for the shares of Secure Netwerks common stock distributed to you or to surrender or exchange your shares of SportsNuts common stock to receive a distribution of Secure Netwerks common stock.


THE NUMBER OF SHARES YOU WILL RECEIVE

     For each 242.64 shares (or such greater number of SportsNuts shares due to the possible exercise of common stock purchase options under the SportsNuts, Inc. 2000 Stock Option Plan) of SportsNuts common stock that you owned at 5:00 p.m. Mountain Time on March 1, 2007, the record date, you will receive one share of Secure Netwerks common stock. Thus, the following equation determines the number of shares of Secure Netwerks common stock you will receive for each share of SportsNuts common stock you hold:

               Total number of shares of SportsNuts common stock outstanding as of 5:00 P.M., Mountain Time, on the record date (subject to any shares which may be issued prior to the record date pursuant to the exercise of options under the SportsNuts, Inc. 2000 Stock Option Plan):

               121,321,086

               Ratio of total number of outstanding SportsNuts shares to total outstanding Secure Netwerks shares:

               242.64

               Total number of shares of Secure Netwerks to be distributed in the spin-off (subject to adjustment as described above).

               121,321,086 / 242.64 = 500,000


     Based on the number of shares of SportsNuts common stock outstanding as of March 1, 2007, you will receive one (1) share of Secure Netwerks common stock for each 242.64 shares (or possibly a greater number of SportsNuts shares required to obtain 1 share of Secure Netwerks due to the exercise of common stock purchase options under the SportsNuts, Inc. 2000 Stock Option Plan between now and the record date) of SportsNuts common stock you owned at 5:00 p.m. Mountain time on the record date.

WHEN AND HOW YOU WILL RECEIVE THE DISTRIBUTION

     We will make this distribution on March 1, 2007 by releasing our shares of Secure Netwerks common stock to be distributed in the spin-off to Secure Netwerks' transfer agent, Colonial Stock Transfer Company. As of 5:00 p.m., Mountain Time, on March 1, 2007 the transfer agent will cause the shares of Secure Netwerks common stock to which you are entitled to be registered in your name or in the "street name" of your brokerage firm. In such cases, the brokerage firm is the registered holder or "street name" and the physical Secure Netwerks certificates will be mailed to the brokerage firm. Your broker should in turn electronically credit your account for the Secure Netwerks shares you are entitled to receive. If you have any questions in this regard, we encourage you to contact your broker on the mechanics of having the Secure Netwerks shares posted to your account.

     If you physically hold the SportsNuts stock certificates and are the registered holder, the Secure Netwerks certificates will be mailed directly to the address currently on file with the transfer agent. You will receive stock certificates representing your ownership of whole shares of Secure Netwerks common stock from the transfer agent. The transfer agent will begin mailing stock certificates representing your ownership of whole shares of Secure Netwerks common stock promptly after March 1, 2007, the distribution date. The transfer agent will not deliver any fractional shares of Secure Netwerks common stock in connection with the spin-off.


Income Tax Consequences

     TAX STATUS OF THE SPIN-OFF. We believe that SportsNuts shareholders will not recognize a gain or loss from the receipt of their shares of Secure Netwerks pursuant to rules and regulations promulgated by the U.S. Internal Revenue Service and U.K. Inland Revenue. Nevertheless, we are not experts in tax matters and have not received any advice or rulings from the Internal Revenue Service, Inland Revenue, or any other state, local, or foreign governmental taxing authority concerning the tax treatment of the spin-off. Consequently, if we are wrong and the Internal Revenue Service and Inland Revenue subsequently held our spin-off to be taxable, the above consequences would not apply and you could be subject to tax. YOU SHOULD CONSULT YOUR OWN TAX ADVISOR REGARDING THE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF YOUR RECEIPT OF SHARES OF SECURE NETWERKS COMMON STOCK.

     SUBSEQUENT SALE OF STOCK. If you sell your shares of SportsNuts common stock or Secure Netwerks common stock after the spin-off, you will recognize gain or loss on such sale based on the difference between the proceeds you receive from the sale and the tax basis allocated to the shares you sold as described below under "Allocation of Tax Basis." This gain or loss will be a capital gain or loss, assuming that you held such shares as a capital asset, and will be a long-term or short-term gain or loss based on your holding period for such shares as described below under "Holding Period."

     ALLOCATION OF TAX BASIS. The tax basis in your shares of SportsNuts common stock immediately prior to the spin-off will be allocated between your Secure Netwerks common stock and SportsNuts common stock in proportion to the their relative fair market value on the March 1, 2007 distribution date. Following the spin-off, your aggregate tax basis in your shares of SportsNuts common stock and Secure Netwerks common stock will be the same as your tax basis in your shares of SportsNuts common stock immediately prior to the spin-off.

     The tax basis of a share of SportsNuts common stock after the distribution will equal the tax basis of the SportsNuts common stock before the distribution multiplied by a fraction, the numerator of which is the fair market value of a share of SportsNuts common stock immediately after the distribution and the denominator of which is the sum of the fair market value of the SportsNuts common share immediately after the distribution and the fair market value of the Secure Netwerks common stock received in the distribution with respect to such share of SportsNuts common stock. Because Secure Netwerks is not a publicly-listed company, we can only provide to you a good-faith estimate of the value of your Secure Netwerks shares. This value ($0.25 per share) bears no relationship to book value, assets, or any other recognized criteria of value.

     The tax basis of a share of Secure Netwerks common stock after the distribution is equal to the tax basis of the SportsNuts common stock before the distribution multiplied by a fraction the numerator of which is the fair market value of a share of Secure Netwerks common stock immediately after the distribution and the denominator of which is the sum of the fair market value of the SportsNuts common share immediately after the distribution and the fair market value of the Secure Netwerks common stock received in the distribution with respect to such share of SportsNuts common stock.

     Please note that this calculation must be repeated for each block of shares that you own.

     Holding Period. The holding period of the shares of Secure Netwerks common stock that you receive as a result of the spin-off will include, and be the same as, the holding period for your shares of SportsNuts common stock with respect to which your distribution of Secure Netwerks common stock was made, provided that your shares of SportsNuts common stock are held as a capital asset on the date of distribution.

         The summary of income tax consequences set forth above is for general information purposes only and may not be applicable to stockholders who are not citizens or residents of the United States, United Kingdom, or who are otherwise subject to special treatment under the Internal Revenue Code or U.K. Inland Revenue. All stockholders should consult their own tax advisors as to the particular tax consequences to them of the spin-off, including the state, local and (if applicable) foreign tax consequences.

                        INFORMATION ABOUT SECURE NETWERKS


                                    BUSINESS


     OVERVIEW

     Secure Netwerks is a computer and technology hardware reseller to businesses and other organizations. Most of our clients are small and medium sized organizations, although we do attempt to market our products and services to larger organizations. We also outsource technology-related services to provide a full solution basket of technology products and services including hardware, software, network development and services. Our clients consist of some retail purchasers and small to medium-sized organizations, operating mostly in North America, but do have occasional clients in Europe. Our website is located at www.securenetwerks .com.

     Every company is different, and we treat every company differently depending on their needs assessment. Our assessment of client technology needs does not just involve building technology systems. We focus on the business strategies of our clients. The highlights of Secure Netwerks's approach include a phase, often around eight weeks, entitled Technology Discovery Session (TDS), that identifies the data, technical, business and functional requirements, creates a conceptual design of the overall solution, develops a visual prototype of the application, and delivers a solution roadmap for implementation.

     We first focus on collecting current hardware, software and procedures, business processes, personnel requirements and any other additional information that is deemed necessary. We then document the collected information to the extent required to adequately define the desired result. Subsequently, we focus on developing the future hardware, software and procedures to support the technology drivers for the organization. As part of this approach, we identify gaps between the client's technology and their desired technology. We identify improvement / effectiveness measures that will assist the organization in achieving its current and future vision.

     Many client organizations not only need the information technology products that we sell, but they need some of the services our partner provides. Synerteck, Inc., is our partner that provides these services including installation, network design, website development, website hosting, and telephony networking. We pay Synerteck $30 an hour per service person, and 50% of the profit received for the service provided to our clients. We do not have a written agreement with Synerteck, Inc., but continue to work together on projects. We have maintained a relationship with Synerteck since we started our business in February, 2004. We pay Synerteck 50% of the profit we receive from each client Synerteck refers to us. Historically, Synerteck has referred approximately 25% of our clients to us. Synerteck only gets paid when we get paid by our clients.

     OUR APPROACH

     SALES AND MARKETING. We focus our sales and marketing efforts primarily in the intermountain west region including Utah, Montana, Wyoming, Idaho, Nevada, New Mexico, and Colorado. Our direct sales and support personnel provide new account creation and management, enhanced communications and long-term relationship-building with our existing and potential customers. Given the current need of businesses and other organizations in the western United States for information technology hardware and related services, we do not anticipate expanding our sales and marketing to other regions of the United States in the near future.

     Each of our salesperson's compensation is commission-based. Sales leads are derived from individual business contacts and customer referrals from strategic partners, as well as available industry research and reports. We do not have any written or oral agreements with strategic partners to provide referrals. Most of our referrals from strategic partners have come from our service partner, Synerteck Incorporated. When Synerteck's clients need computer hardware or software, they refer the business to Secure Netwerks.

     We also secure leads via subscription to a lead referral program. We receive a list of potential customers, and our sales force calls each lead to offer information technology products. Our lead referral program we use is Amerilist located at 978 Route 45, Suite L2, Pomona, NY 10970. We have received approximately 40% to 50% of our clients from this program. We do not have any written agreements with Amerilist. Amerilist invoices us for a list of potential customers and we must pay the invoice amount before we receive the lead referral lists. We are under no obligation to purchase any leads from Amerilist.

     Our sales efforts are intended to focus on the business drivers of our clients' technology initiatives and needs. We utilize our experienced sales personnel as well as outside consultants as part of our team approach to sales. These outside consultants include the staff of Synerteck Incorporated and various independent technology technicians. We use outside consultants for approximately one-half of our clients. We have no agreements with outside consultants because each project is negotiated separately and the outside
consultants  are  engaged  for  each  specific  project.   Our  sales  personnel
participate in training programs designed by our suppliers to provide new information about new and upgraded products. These training programs also assist our sales personnel on the latest industry innovations and sales techniques.

     PRODUCTS AND OUTSOURCED SERVICES

     We bring value to our clients that purchase computer equipment by introducing them to our strategic partners, including technology service providers, equipment leasing providers and programmers in the information technology industry. Our relationships with these strategic partners allow us to offer a comprehensive and cost-effective technology solution to almost any organization. Through Secure Netwerks and its partners, our clients can access the following range of hardware sales and services:

     o TECHNOLOGY HARDWARE SALES. We are a valued-added reseller of the following computer and computer-related products:

          o Hardware: Intel-based servers, personal computers and laptops supporting Windows, Macintosh, Unix, Linux, and Novell operating systems.

          o Peripherals: Printers, monitors, personal digital assistants, handheld scanners, and other computer equipment related to the operation of computers, servers, laptops, photocopiers, scanners, projectors, audio-visual systems, routers, firewalls, OEM computer equipment, security and conference cameras and security systems

          o Software: Microsoft Windows and Apple Macintosh retail boxed products that relate to the operation of computer, servers, and laptops. Those software products include the operating system sold separately as well as with the original hardware.


     All of the products sold by Secure Netwerks are manufactured by others. We have not experienced any difficulties in obtaining requested hardware or software from the manufacturers, and consequently do not anticipate any difficulties in obtaining such hardware or software for future sales contracts. We are a value-added reseller because we bring value to each sale by analyzing the needs of each client and educating the client on the features and benefits of each of the products we sell.

     o TELECOMMUNICATION SYSTEMS SERVICES AND INTEGRATION. We have seen an increase in the number of our clients needing communications devices that interact with networks and e-mail servers. We provide a service that includes mobile phone and wireless device support. In addition, we can also provide voice-over internet protocol access for our clients that want to enhance the use of their network services and minimize their long distance telephone charges. Voice-over internet allows customers to take their phone numbers and voicemail wherever they go, and place and transfer calls between branch offices with cost effective long distance charges. Calls can be routed through the Internet connection to each office. We offer many types of telephones and telephone systems including wireless, standard desktop phones, and computer based software phones.

     o OUTSOURCED EQUIPMENT LEASING. Power4Financial LLC, our strategic partner, provides outsourced leasing services for our clients that want to purchase hardware from us using lease financing. We typically charge our clients between 1% and 2% of the total lease value for this service as an arrangement fee. We do not have an agreement with Power4Financial, but plan to continue to use their equipment leasing services for our clients. When we refer clients to Power4Financial, our primary income comes from the sale of the equipment that will be financed under the lease. We are only paid for the equipment and the 1% to 2% arrangement fee after the lease is approved and the lease funds the purchase of the equipment.

     o Application Programming. Depending upon the budget, timetable, and business rules that govern a project, we partner with local and offshore programmers to build customized enterprise applications. Customized enterprise applications are necessary because our clients have different business needs. For example, a university has different needs from a newspaper company. These programmers customize products for the specific needs of each business. Our programming partners are proficient in MySQLTM, OracleTM, and SequelTM database applications, as well as PHPTM, JAVATM, and MicrosoftTM .NET web application programming languages.



BACKGROUND OF THE SEPARATION OF SECURE NETWERKS FROM SPORTSNUTS

     On February 15, 2004, we acquired all of the outstanding shares of Secure Netwerks in exchange for 2,500,000 shares of our common stock. On February 14, 2006, we reincorporated Secure Netwerks in the state of Delaware. On October 11, 2004, the SportsNuts board of directors announced plans to separate its computer hardware sales and service businesses from its core sports management and information systems business, and consequently announced the spin-off of Secure Netwerks as well as Synerteck Incorporated, an information technology service provider and another subsidiary of SportsNuts. Pursuant to the announcement, Secure Netwerks is intended to become an independent, publicly-traded company focused on the worldwide computer networking business.

     Pursuant to the separation of Secure Netwerks from SportsNuts, SportsNuts plans to distribute all of the shares of Synerteck common stock it owns to the holders of SportsNuts's common stock on a pro rata basis. On February 1, 2007, the SportsNuts board of directors approved the spin-off of 500,000 of SportsNuts's shares of Synerteck common stock to holders of SportsNuts common stock as described in this Information Statement. After the spin-off, SportsNuts will not own any shares of Secure Netwerks common stock and Secure Netwerks will be a fully independent company.


                 INFORMATION ABOUT SECURE NETWERKS COMMON STOCK

SECURE NETWERKS COMMON STOCK

     Under Secure Netwerks' Certificate of Incorporation, the authorized capital stock of the company is 100,000,000 shares of common stock, $0.001 par value, and 10,000,000 shares of undesignated preferred stock, $0.001 par value. As of January 19, 2007, there were 500,000 shares of Secure Netwerks common stock outstanding and no shares of Secure Netwerks preferred stock outstanding.

MARKET FOR SECURE NETWERKS COMMON STOCK

     There is presently no market for Secure Netwerks' common stock. Following the spin-off, Secure Netwerks intends, through a NASD registered broker-dealer, to file an application to have its shares traded on the NASD over-the-counter bulletin board.

SECURE NETWERKS TRANSFER AGENT

     The transfer agent and registrar for Secure Netwerks common stock is Colonial Stock Transfer Company. You may contact the transfer agent and registrar at the address set forth below. All correspondence should be sent to the following address:

                  Colonial Stock Transfer Company, Inc.
                  66 Exchange Place, Suite 100
                  Salt Lake City, Utah 84111

     Secure Netwerks is subject to the informational reporting requirements of the Securities Exchange Act of 1934, as amended, and accordingly, files registration statements, reports, proxy statements and other information with the SEC, including financial statements. If you would like more information about Secure Netwerks,, we urge you to read Secure Netwerks' reports filed with the SEC.

     You may read and copy Secure Netwerks' reports at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C. You may also inspect these reports at the SEC's website at HTTP://WWW.SEC.GOV or you may obtain copies of these materials at prescribed rates from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms.

     You can also learn more information about Secure Netwerks by visiting its website at WWW.SECURENETWERKS.COM.